UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2006

Ibis Technology Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-23150	04-2987600
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

32 Cherry Hill Drive, Danvers, Massachusetts 01923

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (978) 777-4247

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material  Definitive Agreement

On August 17, 2006, the Company’s Board of Directors approved a one-year extension of Martin Reid’s employment agreement. Other terms and conditions of the existing agreement are unchanged.

Item 9.01            Financial Statements and Exhibits.

(c) Exhibits

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The following Exhibits are filed as part of this report:

Exhibit No.	Description
Exhibit 10.1.	Extension of Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIS TECHNOLOGY CORPORATION

Date: August 21, 2006	/s/ William J. Schmidt
William J. Schmidt Chief Financial Officer

Exhibit
Number	Description
10.1	Extension of Employment Agreement